Exhibit 10.78

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL “[***]” HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

Execution Copy

PURCHASE AND RELEASE AGREEMENT

PINNACLE AIRLINES CORP. (“Client”), and [***] hereby agree as follows:

    Client currently holds the auction-rate security positions listed in Exhibit A hereto in [***] Account No. [***] (“Client’s Account”) (each such position, in the amount set forth in Exhibit A, a “Position” and collectively the “Positions”).

1.	Sale of Positions and Client Purchase Option

(a)
[***] will purchase each Position from Client for a purchase price equal to the Purchase Price Percentage for such Position (as set forth in Exhibit A) multiplied by the outstanding principal amount of such Position, plus accrued unpaid interest (as determined by [***] consistent with bond market practice).  Settlement of such purchase shall take place within 3 business days of the date of execution of this Purchase and Release Agreement (the “Agreement”) on a delivery-versus-payment basis upon [***]’s crediting funds in the amount of the purchase price to Client’s Account and simultaneously debiting the Positions from Client’s Account; provided that the aggregate purchase price in respect of all Positions shall be immediately applied to the repayment of all amounts that are (or upon demand or acceleration would be) payable in respect of Client’s Loan Obligations (as defined in the Loan) under the Amended and Restated Loan Agreement, dated as of November 5, 2008, as amended by Amendment No. 1 thereto dated as of March 2, 2009, between [***] and Client (the “Loan”) as of such settlement date and any balance of such aggregate purchase price remaining after such application will be available as a credit balance in Client’s Account (subject to any applicable margin, lending or lending-related or other agreements governing Client's Account).  Upon settlement of such purchase, [***]’s obligation to make advances under the Loan shall terminate and, if such aggregate purchase price is sufficient to satisfy in full all Loan Obligations outstanding as of such settlement date, [***]’s security interest and lien in the Collateral (as defined in the Loan) shall be released and the rights and obligations of the parties under the Loan shall terminate (other than the rights and obligations of the parties under the indemnification provisions of Section 12 of the Loan, the arbitration provisions of Section 14 of the Loan and any other provisions of the Loan that are expressly stated to survive termination of the Loan).  [***] shall have all of the incidents of ownership of the Positions, including without limitation the right to transfer the Positions to others (subject to any restrictions under applicable law or the terms of the securities constituting the Positions) and the right to receive cash distributions, if any, vote, provide consent or take any similar action with respect to the Positions.

(b)
At any time following settlement of the purchase of any Position pursuant to Section 1(a) and on or before August 21, 2012, upon written notice (“Exercise Notice”) to [***], Client may purchase from [***] [***] Option Securities corresponding to any such Position for an amount equal to the product of (A) the Adjusted Exercise Percentage and (B) the sum of the Exercise Price for such Position plus the amount of any accrued unpaid interest (as determined by [***] consistent with bond market practice) on the Option Securities corresponding to such Position.  The Exercise Notice shall specify (i) the Position or Positions with respect to which Client is exercising the option pursuant to this paragraph 1(b) and (ii) the Exercise Percentage for each Position specified in such Exercise Notice.

As used herein, the term “Option Securities” means, as of any date of determination and with respect to any Position, securities or other property (excluding any securities or other property distributed in respect of interest and excluding all cash) of the same class and in the same amount as a holder of such Position would own in respect of its holding such Position, assuming such holder became a holder of such Position on the settlement date of the purchase of such Position pursuant to Section 1(a) and held such securities and property (excluding cash) from such execution date to and including such date of determination (such holder, a “Reference Holder”); provided that if the composition of the Option Securities would depend on any election or other action taken by such Reference Holder, then [***] shall be entitled to determine, in its absolute discretion, what elections or actions such Reference Holder shall be deemed to have made; and provided further that if the composition of the Option Securities would depend on any election, action, redemption (including without limitation any randomly-allocated partial redemption made by an issuer of Option Securities), exchange, distribution or other event that, in each case, was not available to all holders of the Option Securities generally (a “Non-Pro Rata Event”), then such Non-Pro Rata Event shall not be taken into account unless such Non-Pro Rata Event (whether by itself or in conjunction with preceding Non-Pro Rata Events) has resulted (as determined by [***] in its reasonable discretion) in the redemption, liquidating distribution or similar event with respect to all or substantially all of the securities of the same class as the Option Securities.  Upon any exercise of Client’s option pursuant to this paragraph 1(b), the Option Securities shall thereafter no longer include the Pro-Rata Portion of the Option Securities subject to such exercise.  For the avoidance of doubt, the Option Securities shall not include any cash, whether received as interest, principal or otherwise, or any proceeds or returns deemed to be received thereon or any investments thereof.

[***]

As used herein, the term “Exercise Percentage” means, with respect to a Position, an amount expressed as a percentage not to exceed 100%, as specified in the Exercise Notice; provided that [***] may adjust such percentage in a commercially reasonable manner to take account of the minimum transfer denominations and unit sizes of the securities and property comprised in the Option Securities (as so adjusted, the “Adjusted Exercise Percentage”).

Client acknowledges and agrees that the consequences of Non-Pro Rata Events under this Agreement may differ from (and Non-Pro Rata Events are likely to result in no or reduced allocations of issuer partial redemptions in comparison with) what Client would have experienced had it not sold the Positions to [***] and, accordingly, there can be no assurance that any adjustments of the Option Securities or the Exercise Price in respect of Non-Pro Rata Events will be made pursuant to this Agreement.

Client is urged to consult with its own legal, regulatory, tax, business, investment, financial and accounting advisors in connection with any decision to exercise its rights pursuant to this paragraph 1(b).  Absent exercise, Client will not be entitled to vote the Option Securities and Client may not be able to participate in any future opportunity to sell or tender any Option Securities to the same extent as if Client had exercised such rights.  In particular, absent such exercise, Cash Redemption Amounts, if any, will be reflected through an adjustment to the Exercise Price and will not result in cash payments to Client unless and until the cumulative Cash Redemption Amounts with respect to a Position exceed the Exercise Price during the period when Client may exercise its rights under paragraph 1(b).

As used herein, the term “Exercise Price” means, as of any date of determination and with respect to any Position, the Initial Exercise Price for such Position (as set out in Exhibit A), as reduced (but not below zero) by (i) the amount of any Cash Redemption Amounts received on or prior to such date of determination in respect of the Option Securities corresponding to such Position and (ii) an amount equal to the sum of the products, with respect to each exercise, if any, of Client’s option pursuant this paragraph 1(b) with respect to such Position that occurred prior to such date of determination, of the Exercise Price multiplied by the Adjusted Exercise Percentage, in each case, with respect to such exercise and such Position.

As used herein, the term “Cash Redemption Amounts” means the amount of any cash received by a Reference Holder of Option Securities in redemption of, or as a repayment of principal (including any payment on liquidation that discharges principal) on, the Option Securities; provided that if such cash amount would depend on any election or other action taken by such Reference Holder, then [***] shall be entitled to determine, in its absolute discretion, what elections or actions such Reference Holder shall be deemed to have made; and provided further that if such cash amount would depend on any Non-Pro Rata Event, then such Non-Pro Rata Event shall not be taken into account unless such Non-Pro Rata Event (whether by itself or in conjunction with preceding Non-Pro Rata Events) has resulted (as determined by [***] in its reasonable discretion) in the redemption, liquidating distribution or similar event with respect to all or substantially all of the securities of the same class as the Option Securities.

Notwithstanding the foregoing definitions of “Option Securities”, “Exercise Price” and “Cash Redemption Amounts”, [***] may elect at any time to treat all or any portion of the Option Securities corresponding to a Position (the “Removed Portion”) as having been redeemed for cash at [***] percent of the outstanding principal amount thereof, in which event (i) the term “Option Securities” shall thereafter no longer include such Removed Portion and (ii) the amount of cash deemed to have been received in redemption of such Removed Portion shall be treated as a Cash Redemption Amount.

Unless otherwise agreed by the parties, settlement of any purchase of Option Securities under this Section 1(b) shall take place not later than the 10th business day following [***]’s receipt of the Exercise Notice on a delivery-versus-payment basis upon [***]’s crediting the Pro-Rata Portion of the Option Securities to Client’s Account and simultaneously debiting from Client’s Account an amount equal to the product of (A) the Adjusted Exercise Percentage and (B) the sum of the Exercise Price for such Position plus the amount of any accrued unpaid interest (as determined by [***] consistent with bond market practice) on the Option Securities corresponding to such Position; provided that it shall be a condition of [***]’s obligation to make such delivery that sufficient funds are available in Client’s Account.  [***] Upon settlement of such exercise, Client shall have all of the incidents of ownership of the purchased Pro-Rata Portion of the Option Securities, including without limitation the right to transfer such purchased Pro-Rata Portion of the Option Securities to others (subject to any applicable margin, lending or lending-related or other agreements governing Client's Account and to any restrictions under applicable law or the terms of the Option Securities) and the right to receive cash distributions, if any, vote, provide consent or take any similar action with respect to such purchased Pro-Rata Portion of the Option Securities.

(c)
If on any date on or before August 21, 2012 the Exercise Price with respect to any Position becomes zero, then Client’s option pursuant to Section 1(b) to purchase the Option Securities corresponding to such Position shall be deemed to have been automatically exercised on such date with an Exercise Percentage of 100%.  Unless otherwise agreed by the parties, settlement of such automatic exercise shall take place within 15 business days of the date of such automatic exercise by [***]’s crediting to Client’s Account the Option Securities and any Excess Cash Redemption Amounts with respect to such Position.  As used herein, the term “Excess Cash Redemption Amounts” means, with respect to any Position, the amount, if any, by which (x) all Cash Redemption Amounts received with respect to such Position after Client’s most recent exercise of its option pursuant to paragraph 1(b) with respect to such Position exceed (y) the Exercise Price with respect to such Position that was in effect immediately following such most recent exercise or, if Client has not previously delivered an Exercise Notice with respect to such Position, the amount by which all Cash Redemption Amounts with respect to such Position exceed the Initial Exercise Price with respect to such Position.  Upon settlement of such exercise, Client shall have all of the incidents of ownership of the Option Securities, including without limitation the right to transfer the Option Securities to others (subject to any applicable margin, lending or lending-related or other agreements governing Client’s Account and to any restrictions under applicable law or the terms of the Option Securities) and the right to receive cash distributions, if any, vote, provide consent or take any similar action with respect to such Option Securities.

(d)
Until August 21, 2012 or such earlier time at which the Option Securities in respect of all Positions have been purchased by Client, [***] will use all reasonable efforts to forward to Client on a timely basis copies of the issuer redemption and voluntary action notifications it receives from The Depository Trust Company for any Option Securities still outstanding and subject to the rights and obligations set forth in Section 1(b) or Section 1(c) above.

2.	Release

Except for the obligations created by, and the rights expressly reserved under, this Agreement, Client hereby releases and forever discharges [***], its past and present predecessors and affiliates, officers, directors, agents and employees, and their respective heirs, executors, administrator, successors and assigns, (including Morgan Stanley Smith Barney LLC) (hereinafter collectively referred to as the “Releasee”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, known or unknown, fixed or contingent, based upon or relating to the Loan or to Client’s investment in, holding of, delivery of, or any past, present or future difficulties Client may have experienced or may experience in disposing of,  auction rate securities sold by [***] (collectively “Released Matters”).

3.	Representations and Warranties

Client hereby represents and warrants that: (i) Client has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder; and (ii) any and all consents and approvals required for Client to enter into this Agreement have been obtained; and (iii) Client’s execution and performance of its obligation under this Agreement do not violate any material agreements or obligations of Client.  Client further represents and warrants that it is the sole and the lawful owner of the Positions and of all rights, title and interest in and to all Released Matters set forth in Section 2, and that it has not heretofore assigned or transferred or purported to assign or transfer to any other person or entity the Positions or any such Released Matters or any part or portion of them.  Client represents and warrants that this Agreement is binding upon it as well as any of its successors in interest.

Client further represents and warrants that (i) it is an “accredited investor” as such term is defined in Regulation D as promulgated under the Securities Act of 1933 (the “Securities Act”); and (ii) at all times until August 21, 2012 or such earlier time at which the Option Securities in respect of all Positions have been purchased by Client, Client is not, and is not acting on behalf of, (A) an “employee benefit plan” that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (B) a “plan” within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (C) a person or entity the underlying assets of which include plan assets by reason of Department of Labor Regulation Section 2510.3-101, as amended by Section 3(42) of ERISA, or otherwise, or (D) a federal, state or local governmental plan or non-U.S. plan that is subject to any federal, state or local law that is materially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code. Client acknowledges and agrees that any disposition of its rights or interests in or under this Agreement is restricted under this Agreement, the Securities Act and state securities laws.

[***]

[***] hereby represents and warrants that: (i) [***] has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder; (ii) any and all consents and approvals required for [***] to enter into this Agreement have been obtained; and (iii) this Agreement is binding upon it as well as any of its successors in interest.

Each party hereby represents and warrants that in connection with the negotiation of, entry into, and performance of its obligations and exercise of its rights under, this Agreement:  (i) the other party is not acting as a fiduciary or financial or investment advisor for it; (ii) it is not relying upon any representations (whether written or oral) of the other party other than the representations expressly set forth in this Agreement; and (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made and will make its own decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.  Client acknowledges and agrees that [***] has no obligation to provide indicative quotations or valuations with respect to the Positions, the Option Securities or the option rights of Client pursuant to Section 1(b) or Section 1(c), that traded instruments corresponding to such option rights may not exist and that, consequently, it may be difficult for Client to establish an independent value for such option rights.  [***]  The option rights of Client pursuant to Section 1(b) and Section 1(c), and rights under Section 1(d) may not be assigned, pledged, sold or otherwise transferred without the prior written consent of [***].

4.	Acknowledgement

The parties acknowledge that they have entered into this Agreement in consideration of and in reliance upon the fact that all rights and obligations hereunder constitute a single business and contractual relationship between the parties and have been made in consideration of each other. Furthermore, the parties intend for this Agreement to be a “securities contract” as defined in Section 741(7) of the United States Bankruptcy Code (the “Bankruptcy Code”) and all payments and transfers of securities, cash or other property hereunder to be “margin payments”, “settlement payments” or “transfers” (as defined in the Bankruptcy Code).

5.	Notices

Any notices given hereunder shall be sent by facsimile, or email, with a courtesy confirmation copy via overnight courier to the following addresses (or such other address as a party may designated as a notice address in a prior written notice to the other party) and shall be deemed delivered when received (or if received on a weekend or holiday or after  the close of business, on the next business day); providedthat failure to deliver a confirmation copy via overnight courier shall not invalidate any such notice and [***] shall not be required to deliver confirmation copies of any notices given pursuant to Section 1(d) above:

If to Client:

Pinnacle Airlines Corp.
1689 Nonconnah Boulevard, Suite 111
Memphis, TN  38132

Attention: Chief Financial Officer (with copy to General Counsel)
Fax: [***]
Email: [***]

If to [***]:

[***]

With a copy to:
[***]

6.	Amendment; Counterparts

This Agreement may only be amended by written agreement of Client and [***].  This Agreement may be executed in counterparts and each counterpart, when duly executed, shall be effective as an original and all counterparts taken together shall constitute one and the same agreement.

7.	Governing Law

This Agreement and all matters arising herein or in connection herewith will be governed by, and construed and enforced in accordance with, the law of the State of New York, including Section 5-1401 and Section 5-1402 of the General Obligations Law, but otherwise without reference to choice of law doctrine.

8.	Arbitration

This Agreement contains a pre-dispute arbitration clause. By signing this Agreement, the parties agree as follows:

(a) All parties to this Agreement are giving up the right to sue each other in court, including the right to a trial by jury, except as provided by the rules of the arbitration forum in which a claim is filed.

(b) Arbitration awards are generally final and binding; a party’s ability to have a court reverse or modify an arbitration award is very limited.

(c) The ability of the parties to obtain documents, witness statements and other discovery is generally more limited in arbitration than in court proceedings.

(d) The arbitrators do not have to explain the reason(s) for their award.

(e) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry, unless Client is a member of the organization sponsoring the arbitration facility, in which case all arbitrators may be affiliated with the securities industry.

(f) The rules of some arbitration forums may impose time limits for bringing a claim in arbitration.  In some cases, a claim that is ineligible for arbitration may be brought in court.

(g) The rules of the arbitration forum in which the claim is filed, and any amendments thereto, shall be incorporated into this agreement.  Client agrees that any and all controversies that may arise between Client and [***], including, but not limited to, those arising out of or relating to the transactions contemplated hereby and any activity or claim related to the construction, performance, or breach of this Agreement shall be determined by arbitration conducted before FINRA Dispute Resolution (“FINRA-DR”) or, if FINRA-DR declines to hear the matter, before the American Arbitration Association, in accordance with their arbitration rules then in force. The award of the arbitrator shall be final, and judgment upon the award rendered may be entered in any court, state or federal, having jurisdiction.  No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Client is excluded from the class by the court.  Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

In Witness Whereof, Client and [***] have executed this Agreement effective as of the 21st day of August  2009.

PINNACLE AIRLINES CORP. By: ____________________________ Name: Peter D. Hunt Title: Vice President and Chief Financial Officer	CITIGROUP GLOBAL MARKETS INC. By: _____________________________ Name: [***] Title: [***]

EXHIBIT A

Position	Purchase Price Percentage	Initial Exercise Price
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]